Exhibit 10.2

Execution Version

JOINDER AND AMENDMENT TO SECURITIES PURCHASE AGREEMENT

This Joinder and Amendment to Securities Purchase Agreement (this “Amendment”) dated as of May 17, 2023 (the “Amendment Effective Date”), between Alimera Sciences, Inc., a Delaware corporation (the “Company”), and each purchaser identified on the signature pages hereto, amends that certain Securities Purchase Agreement (the “Purchase Agreement”) dated as of March 24, 2023, between the Company and the purchasers party thereto (the “Original Purchasers”).

WHEREAS, the Company and the Original Purchasers desire to amend the Purchase Agreement subject to and in accordance with the terms and conditions set forth in this Amendment, including to add the purchasers listed on Exhibit A hereto (each, including its successors and assigns, a “New Purchaser”, and collectively, the “New Purchasers”, and together with the Original Purchasers and their respective successors and assigns, each a “Purchaser” and collectively, the “Purchasers”) as parties to the Purchase Agreement, as amended as of the Amendment Effective Date.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Amendment, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agree as follows:

1

Definitions; Effectiveness.    The Purchase Agreement shall be amended effective as of the Amendment Effective Date. Terms used but not defined herein shall have the meanings ascribed to them in the Purchase Agreement. The term “Agreement” as used in the Purchase Agreement shall at all times refer to the Purchase Agreement as modified by this Amendment.

2	Amendments to Purchase Agreement.

2.1 The New Purchasers shall be added as parties to the Purchase Agreement with respect to the Tranche 2 Closing, effective as of the Amendment Effective Date, and all references to “Purchasers” in the Purchase Agreement shall include references to the New Purchasers, except where the terms and provisions of the Purchase Agreement specifically reference the Original Purchasers or expressly dictate otherwise.

2.2 The following definitions contained in Section 1.1 of the Purchase Agreement are hereby amended and restated in their entirety as follows:

“Caligan” means Caligan Partners Master Fund LP,  Caligan Partners CV VI LP and certain accounts managed by Caligan Partners LP.

“Certificate of Designation” means the certificate of designation setting forth the powers, preferences, rights, qualifications, limitations and restrictions applicable to the Series B Convertible Preferred Stock, as amended and/or restated from time to time.

“Stockholder Approval” means such approval as may be required by the applicable rules and regulations of the Nasdaq Stock Market (or any successor entity) from the stockholders of the Company with respect to the transactions contemplated by the Transaction Documents, including the issuance of all of the Conversion Shares and Warrant Shares in excess of the Exchange Cap, the Change of Control Cap, and the Acquisition Cap (each as defined in the Certificate of Designation).

“Tranche 2 Subscription Amount” means, as to each Purchaser, the aggregate amount to be paid for the Securities purchased hereunder at the Tranche 2 Closing, in United States dollars and in immediately available funds, as specified below such Purchaser’s name on the signature page of the Joinder and Amendment to this Agreement and next to the heading “Tranche 2 Subscription Amount”.

“Tranche 2 Conversion Price” means $1.70.

“Tranche 2 Closing Date” means May 17, 2023.

“Transaction Documents” means this Agreement, the Certificate of Designation, the Warrants, and the Registration Rights Agreement, each as may be amended and/or restated from time to time.

“Velan” means Velan Capital Master Fund LP and Velan Capital SPV I LLC.

2.3 The following definitions are hereby added to Section 1.1 of the Purchase Agreement:

“AIGH Affiliates” means AIGH Investment Partners, LP, WVP Emerging Manager Onshore Fund, LLC – AIGH Series, and WVP Emerging Manager Onshore Fund, LLC – Optimized Equity Series.

“Altium” means Altium Growth Fund, LP.

“Clearline” means Clearline Capital Partners LP and Clearline Capital Partners Master Fund LP.

“EyePoint  Transaction” means the acquisition or license by the Company of assets of EyePoint Pharmaceuticals, Inc. and its affiliates to enable the Company to commercialize its product globally.

“Lytton Affiliates” means Alice Winzer Lytton Family LLC and Lytton-Kambara Foundation.

“Stonepine” means Stonepine Capital, LP and its Affiliates.

2.4 Section 2.1(b) of the Purchase Agreement is hereby amended and restated in its entirety as follows:

“On the Tranche 2 Closing Date, upon the terms and subject to the conditions set forth herein, the Company shall issue and sell to each Purchaser, and each Purchaser shall, severally and not jointly, purchase from the Company, such aggregate number of shares of Common Stock and/or Preferred Stock set forth opposite such Purchaser’s name on Schedule B hereto at the price per share of Common Stock of $1.70 and the price per share of Preferred Stock at the Per Share Purchase Price (which aggregate amount for all Purchasers shall be 66,617 shares of Preferred Stock and 1,401,901 shares of Common Stock).  The aggregate purchase price for the Shares to be purchased by each Purchaser at the Tranche 2 Closing shall be the amount set forth opposite such Purchaser’s name on Schedule B hereto. On the Tranche 2 Closing Date, each Purchaser shall deliver to the Company, via wire transfer, immediately available funds equal to such

Purchaser’s Tranche 2 Subscription Amount, and the Company shall deliver to such Purchaser its respective Shares as determined pursuant to Section 2.2(b), and the Company and such Purchaser shall deliver the other items set forth in Section 2.2 (the “Tranche 2 Closing”). Further, notwithstanding anything to the contrary contained herein or in the Warrants, at the Tranche 2 Closing, the number of shares of Common Stock issuable upon exercise of the Warrants held by the Original Purchasers shall be reduced to the aggregate number of shares of Common Stock set forth opposite such Original Purchaser’s name under the column entitled “Warrants” on Schedule B hereto. The Tranche 2 Closing shall occur remotely via the electronic exchange of documents and signatures.  For the avoidance of doubt, all of the Shares issued at the Tranche 2 Closing shall be deemed to be “Registrable Securities” for purposes of the Registration Rights Agreement.”

2.5 Section 2.2(b)(iv) of the Purchase Agreement is hereby amended and restated in its entirety as follows:

“(iv)executed copy  of the indemnification agreement with the director of the Company designated by Velan and its Affiliates, executed by the Company.”

2.6 A new Section 2.2(b)(v) is hereby added to the Purchase Agreement as follows:

“(v)Warrants registered in the name of the Original Purchasers, to purchase up to such number of shares of Common Stock as set forth opposite each Original Purchaser’s name on Schedule B hereto (reflecting a reduction in the number of shares issuable upon exercise of the Warrants originally issued and sold to each Original Purchaser), duly executed by the Company.”

2.7 Section 2.2(d)(iii) of the Purchase Agreement is hereby amended and restated in its entirety as follows:

“(iii) executed copy  of the indemnification agreement with the director of the Company designated by Velan and its Affiliates, executed by such director.”

2.8 Section 2.3(c) of the Purchase Agreement is hereby amended and restated in its entirety as follows:

“(c)Board of Directors. Pursuant to and in accordance with the rights set forth in Section 4.13, the Board of Directors shall have elected, effective as of the Tranche 1 Closing, Mike Kaseta and Adam Morgan (or such other individuals designated by the applicable Purchasers, which other individuals are acceptable to the Company, such acceptance not to be unreasonably withheld) to the Board of Directors of the Company, to serve as a Class I Director and a Class III Director, respectively. The Board of Directors shall have elected, effective as of the Tranche 2 Closing, Jason Werner (or such other individual designated by Velan and its Affiliates, which other individual is acceptable to the Company, such acceptance not to be unreasonably withheld) to the Board of Directors of the Company, to serve as a Class II Director.”

2.9 Section 2.3(d) of the Purchase Agreement is hereby amended and restated in its entirety as follows:

“(d) Pursuant to and in accordance with the rights set forth in Section 4.13, David Johnson shall have been appointed as an initial observer to the Board of Directors. Additionally, effective as of the Tranche 2 Closing, Ross DeMont (or such other individual designated by Caligan and its Affiliates, which other individual is acceptable to the Company, such acceptance not to be unreasonably withheld) shall have been appointed as an observer to the Board of Directors, with the rights and subject to the limitations of Section 4.14(b), and the Board of Directors shall elect Ross DeMont (or such other individual designated by Caligan and its Affiliates, which other individual is acceptable to the Company, such acceptance not to be unreasonably withheld) to the Board of Directors of the Company effective upon Stockholder Approval. For the avoidance of doubt, following Stockholder Approval, no Purchaser shall have the right to appoint any observers to the Board of Directors, and all such rights under Section 4.14(b) shall terminate.”

2.10 The first paragraph of Section 4.3 of the Purchase Agreement is hereby amended and restated as follows:

“4.3Participation Rights. At any time after the date hereof, for so long as (i) Velan and its Affiliates, (ii) Caligan and its Affiliates, (iii) Clearline and its Affiliates, (iv) Stonepine and its Affiliates, (v) the AIGH Affiliates, (vi) Altium and its Affiliates or (vii) the Lytton Affiliates (each of (i) - (vii) a “Purchaser” for purposes of this Section 4.3) owns a number of shares of Common Stock equal to at least 25% of the shares of Common Stock purchased hereunder (an as-converted basis) by such Purchaser, if the Company proposes to offer or sell any New Securities (a “Subsequent Financing”), the Company shall offer such New Securities to such Purchaser as follows:”

2.11 The last sentence of Section 4.5 of the Purchase Agreement is hereby amended and restated in its entirety as follows:

“The Company shall use the net proceeds of the Tranche 2 Closing to fund a portion of the upfront consideration payable to EyePoint Pharmaceuticals, Inc. in connection with the EyePoint Transaction.”

2.12 Section 4.12(a) of the Purchase Agreement is hereby amended and restated in its entirety as follows:

“The Company shall use its reasonable best efforts to call, hold and convene a meeting of its stockholders to vote on the approval of transactions contemplated by this Agreement, including the issuance of all of the Conversion Shares and Warrant Shares in excess of the Exchange Cap, the Change of Control Cap, and the Acquisition Cap as required under the rules of the Trading Market (such approval, the “Stockholder Approval” and such meeting, the “Company Stockholders Meeting”). The Board of Directors shall recommend to the Company stockholders that the Company stockholders vote in favor thereof, as required under applicable Nasdaq rules (the “Recommendation”) and shall include such Recommendation in the Proxy Statement. In connection with the Company Stockholders Meeting, the Company shall prepare and file with the Commission the Proxy Statement in preliminary form, and the Company shall use its reasonable best efforts to respond as promptly as practicable to any comments of the Commission with respect thereto. The Company shall use its reasonable best efforts to prepare and file with the Commission the definitive Proxy Statement and to cause the definitive Proxy Statement to be mailed to the Company’s stockholders as promptly as practicable after the filing of the definitive Proxy Statement with the Commission. The Company shall take any action required to be taken under any applicable state securities laws in connection with this Agreement. The Company shall notify the Purchasers promptly of the receipt of any written comments from the Commission or its staff and of any request by the Commission or its staff for amendments or supplements to the Proxy Statement or for additional information and shall supply the Purchasers with copies of all correspondence between the Company or any of its representatives, on the one hand, and the Commission or its staff, on the other hand, with respect to the Proxy Statement. Prior to filing or mailing the preliminary or definitive Proxy Statement (or any amendment or supplement thereto) or responding to the comments of the Commission with respect thereto, the Company (i) shall provide the Purchasers a reasonable opportunity to review such document or response and (ii) shall consider in good faith comments proposed by the Purchasers on such document or response. If, despite the Company’s reasonable best efforts the Stockholder Approval is not obtained at the Company Stockholders Meeting, the Company shall cause an additional Stockholder Meeting to be held within 90 days later. If, despite the Company’s reasonable best efforts the Stockholder Approval is not obtained after such subsequent stockholder meeting, the Company shall cause an additional Stockholder Meeting to be held semi-annually thereafter until such Stockholder Approval is obtained. Notwithstanding the foregoing, the Company shall not be required to hold a Stockholder Meeting or seek Stockholder Approval any time following the time when, if upon full exercise of the Warrants and conversion of the Preferred Stock, the issuance of the Conversion Shares and the Warrant Shares would not exceed the Change in Control Cap, the Exchange Cap, or the Acquisition Cap.”

2.13 Section 4.14(a) of the Purchase Agreement is hereby amended and restated in its entirety as follows:

“(a)(i) The Board of Directors shall elect, (A) effective as of the Tranche 1 Closing, one designee of each of (x) Caligan and its Affiliates and (y) Velan and its Affiliates (each of (x) and (y), a “Purchaser” for purposes of this Section 4.14), which Caligan designee shall initially be Mike Kaseta and which Velan designee shall initially be Adam Morgan (or such other individuals designated by the applicable Purchasers (including in the event any of its designees is unable to serve, or no longer serves, as a director for any reason), which other individuals are acceptable to the Company, such acceptance not to be unreasonably withheld) to the Board of Directors of the Company, to serve as a Class I Director and a Class III Director, respectively (as such term is defined in the Company’s Restated Certificate of Incorporation as filed with the Secretary of State of Delaware) with such designee’s initial terms expiring at the Company’s 2023 and 2025 annual meetings of stockholders, respectively, and (B) effective as of the Tranche 2 Closing, Jason Werner (or such other individual designated by Velan and its Affiliates, which other individual is acceptable to the Company, such acceptance not to be unreasonably withheld; provided, however, that such designee must be an “independent director” as defined in applicable Nasdaq and Commission rules and regulations) to the Board of Directors of the Company, to serve as a Class II Director with an initial term expiring at the Company’s 2024 annual meeting of stockholders, and (ii) effective as of the Tranche 2 Closing, Ross DeMont (or such other individual designated by Caligan and its Affiliates, which other individual is acceptable to the Company, such acceptance not to be unreasonably withheld) shall have been appointed as an observer to the Board of Directors, with the rights and subject to the limitations of Section 4.14(b), and the Board of Directors shall elect Ross DeMont (or such other individual designated by Caligan and its Affiliates, which other individual is acceptable to the Company, such acceptance not to be unreasonably withheld provided, however, that such designee must be an “independent director” as defined in applicable Nasdaq and Commission rules and regulations) to the Board of Directors of the Company to be effective upon Stockholder Approval (collectively, the “Board Representation Right”). Each Purchaser shall retain its Board Representation Right for so long as such Purchaser owns 50% of the shares of Common Stock (calculated on an as-converted basis) such Purchaser acquired pursuant to this Agreement and the transactions contemplated hereby; provided that, notwithstanding any Purchaser’s retention of such shares, if any Purchaser’s ownership position in the Company is materially reduced, whether through sales by such Purchaser or additional issuances by the Company, such Board Representation Right shall be concomitantly reduced in any year if required by applicable Nasdaq rules. The Board of Directors shall also accept the resignations of (i) two incumbent directors effective as of the Tranche 1 Closing, (ii) one incumbent director effective as of the Tranche 2 Closing and (iii) one incumbent director effective upon Stockholder Approval, such that the size of the Board of Directors shall not be increased in connection with the director appointments pursuant to the Board Representation Right.  Further, the Board of Directors shall reduce to no more than seven directors, including the Purchaser-designated directors, no later than the Company’s 2024 annual meeting of stockholders (the “2024 Annual Meeting”), whereat the Company shall submit to its stockholders a proposal to declassify the structure of the Board of Directors on a phased-in basis, such that, if approved by the Company’s stockholders, directors elected at and subsequent to the 2024 Annual Meeting shall be elected to one-year terms and the entire Board of Directors shall be annually elected beginning with the Company’s 2026 annual meeting of stockholders (the “Declassification Proposal”). The Board of Directors shall recommend in favor of, and use its reasonable best efforts to solicit stockholder approval of the Declassification Proposal at the 2024 Annual Meeting and to have all directors and executive officers of the Company vote all shares of Common Stock beneficially owned by them and over which they have voting control in favor of the Declassification Proposal. Immediately following the appointment of each Purchaser designee to the Board of Directors, the Company shall (a) add such designee as a covered party under the Company’s current director and officer insurance policy, and (b) deliver to such designee an indemnification agreement, duly executed by the Company and in the same form entered into by the Company with each of the Company’s other directors.”

2.14 The last sentence of Section 4.14(b) of the Purchase Agreement is hereby amended and restated as follows:

“Notwithstanding the foregoing, no Purchaser shall have any rights under this Section 4.14(b) following Stockholder Approval, subject to the provisions of Section 2.3(c).”

2.15 Schedule B hereto hereby amends and restates in its entirety Schedule B attached to the Purchase Agreement.
3

Joinder.   The New Purchasers hereby agree to be subject to and bound by the terms and conditions of the Purchase Agreement and shall each be deemed to be a party thereto as of the Amendment Effective Date.

4

Representations.  Each party represents to the other parties that all representations contained in the Purchase Agreement are true and accurate as of the date of this Amendment (with the exception of the outstanding shares of capital stock and equity awards described in Section 3.1(t) of the Purchase Agreement), and that such representations are deemed to be given or repeated by each party, as the case may be, on the date of this Amendment.

5	Deliverables; Conditions to Closing.

5.1 The Tranche 2 Company Deliverables and the Tranche 2 Purchasers’ Deliverables, as set forth in Section 2.2(b) and 2.2(d) of the Purchase Agreement, respectively, as amended by Section 2.5 and 2.6 hereof, shall be the only deliverables required of the parties to effect the Tranche 2 Closing under such Sections.

5.2 Section 2.3(b) of the Purchase Agreement is hereby amended by adding the following provisions to the end of such section:

“(xi) prior to or contemporaneously with the Tranche 2 Closing, the amendment by the Company of its credit facility with SLR Investment Corp., on terms previously agreed upon by the Company and the Preferred Majority;

(xii) prior to or contemporaneously with the Tranche 2 Closing, the execution by the Company and EyePoint Pharmaceuticals, Inc.  of a Product Rights Agreement, a Commercial Supply Agreement and a Transition Services Agreement (collectively, the “EyePoint Transaction Documents”);

“(xiii) prior to or contemporaneously with the Tranche 2 Closing, the execution by the Company and the Purchasers of that certain Joinder and Amendment to Registration Rights Agreement; and

(xiv) prior to the Tranche 2 Closing, the filing by the Company of a Certificate of Amendment to the Certificate of Designations with the Secretary of State of the State of Delaware in substantially the form attached as Exhibit B to this Amendment.”

6	Miscellaneous.

6.1 Termination. This Amendment shall automatically terminate and be of no effect if the Tranche 2 Closing has not been consummated on or before June 15, 2023; provided,  however, that no such termination will affect the right of any party to sue for any breach by any other party (or parties). Notwithstanding the foregoing, the Company and each Purchaser, with respect to such Purchaser only and without any effect whatsoever on the obligations between the Company and any other Purchaser, may, by mutual written agreement, extend the term of this Amendment.

6.2 Continued Validity of Purchase Agreement.  Except as amended hereby, the Purchase Agreement shall continue in full force and effect as originally constituted and is ratified and affirmed by the parties hereto.

6.3 Headings. The headings herein are for convenience only, do not constitute a part of this Amendment and shall not be deemed to limit or affect any of the provisions hereof.
6.4 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns.

6.5 No Third-Party Beneficiaries. This Amendment is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 4.6 of the Purchase Agreement.

6.6 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Amendment shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Amendment (whether brought against a party hereto or its respective Affiliates) shall be commenced exclusively in the state and federal courts sitting in the State of Delaware. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the State of Delaware for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Amendment and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

6.7 Execution. This Amendment may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

6.8 Severability. If any term, provision, covenant or restriction of this Amendment is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth in this Amendment or the Purchase Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

6.9 Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance or non-performance of the obligations of any other Purchaser. Nothing contained herein or in any other Transaction Document, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Purchaser shall be entitled to independently protect and enforce its rights including, without limitation, the rights arising out of this Amendment, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. Each Purchaser has been represented by its own separate legal counsel in its review and negotiation of this Amendment. It is expressly understood and agreed that each provision contained in this Amendment is between the Company and a Purchaser, solely, and not between the Company and the Purchasers collectively and not between and among the Purchasers.

6.10 Construction. The parties agree that each of them and/or their respective counsel have reviewed and had an opportunity to revise this Amendment and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Amendment. In addition, each and every reference to share prices and shares of Preferred Stock or Common Stock in this Amendment shall be subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Preferred Stock or Common Stock that occur after the date of this Amendment.

6.11 WAIVER OF JURY TRIAL.  IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

(Signature Pages Follow)

IN WITNESS WHEREOF, the parties hereto have caused this Joinder and Amendment to Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

ALIMERA SCIENCES, INC.		Address for Notice:

By:	/s/ Rick Eiswirth	6310 Town Square, Suite 400
	Name: Rick Eiswirth	Alpharetta, GA 30005
	Title: Chief Executive Officer	Facsimile:
With a copy to (which shall not constitute notice):		Email:
Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP One Marina Park Drive, Suite 900 Boston, MA 02210 Attention: Keith Scherer

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGES FOR PURCHASERS FOLLOWS]

[ISSUER SIGNATURE PAGE TO JOINDER AND AMENDMENT TO SECURITIES PURCHASE AMENDMENT]

IN WITNESS WHEREOF, the undersigned have caused this Joinder and Amendment to Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:	Account managed by Caligan Partners LP
By: Caligan Partners LP, its investment manager
Signature of Authorized Signatory of Purchaser:	/s/ David Johnson

Name of Authorized Signatory:	David Johnson

Title of Authorized Signatory:	Managing Member

Email Address of Authorized Signatory:

Facsimile Number of Authorized Signatory:

Address for Notice to Purchaser:

With a copy to:

Tranche 2 Subscription Amount: $

Beneficial ownership limitation:

[PURCHASER SIGNATURE PAGE TO JOINDER AND AMENDMENT TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Joinder and Amendment to Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:	Account managed by Caligan Partners LP

By: Caligan Partners LP, its investment manager
Signature of Authorized Signatory of Purchaser:	/s/ David Johnson

Name of Authorized Signatory:	David Johnson

Title of Authorized Signatory:	Managing Member

Email Address of Authorized Signatory:

Facsimile Number of Authorized Signatory:

Address for Notice to Purchaser:

With a copy to:

Tranche 2 Subscription Amount: $

Beneficial ownership limitation:

[PURCHASER SIGNATURE PAGE TO JOINDER AND AMENDMENT TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Joinder and Amendment to Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:	CALIGAN PARTNERS MASTER FUND LP

By: Caligan Partners LP, its investment manager
Signature of Authorized Signatory of Purchaser:	/s/ David Johnson

Name of Authorized Signatory:	David Johnson

Title of Authorized Signatory:	Managing Member

Email Address of Authorized Signatory:

Facsimile Number of Authorized Signatory:

Address for Notice to Purchaser:

With a copy to:

Tranche 2 Subscription Amount: $

Beneficial ownership limitation:

[PURCHASER SIGNATURE PAGE TO JOINDER AND AMENDMENT TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Joinder and Amendment to Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:	CALIGAN PARTNERS CV VI LP

Signature of Authorized Signatory of Purchaser:	/s/ David Johnson

Name of Authorized Signatory:	David Johnson

Title of Authorized Signatory:	Managing Member of General Partner

Email Address of Authorized Signatory:

Facsimile Number of Authorized Signatory:

Address for Notice to Purchaser:

With a copy to:

Tranche 2 Subscription Amount: $

Beneficial ownership limitation:

[PURCHASER SIGNATURE PAGE TO JOINDER AND AMENDMENT TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Joinder and Amendment to Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:	Account managed by Caligan Partners LP

By: Caligan Partners LP, its investment manager
Signature of Authorized Signatory of Purchaser:	/s/ David Johnson

Name of Authorized Signatory:	David Johnson

Title of Authorized Signatory:	Managing Member

Email Address of Authorized Signatory:

Facsimile Number of Authorized Signatory:

Address for Notice to Purchaser:

With a copy to:

Tranche 2 Subscription Amount: $

Beneficial ownership limitation:

[PURCHASER SIGNATURE PAGE TO JOINDER AND AMENDMENT TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Joinder and Amendment to Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:	Velan Capital Master Fund LP

By: Velan Capital Holdings LLC Its: General Partner
Signature of Authorized Signatory of Purchaser:	/s/ Adam Morgan

Name of Authorized Signatory:	Adam Morgan

Title of Authorized Signatory:	Managing Member

Email Address of Authorized Signatory:

Facsimile Number of Authorized Signatory:

Address for Notice to Purchaser:

With a copy to:

Tranche 2 Subscription Amount: $

Beneficial ownership limitation:

[PURCHASER SIGNATURE PAGE TO JOINDER AND AMENDMENT TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Joinder and Amendment to Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:	Velan Capital SPV I LLC

By: Velan Capital Holdings LLC Its: Managing Member
Signature of Authorized Signatory of Purchaser:	/s/ Adam Morgan

Name of Authorized Signatory:	Adam Morgan

Title of Authorized Signatory:	Managing Member

Email Address of Authorized Signatory:

Facsimile Number of Authorized Signatory:

Address for Notice to Purchaser:

With a copy to:

Tranche 2 Subscription Amount: $

Beneficial ownership limitation:

[PURCHASER SIGNATURE PAGE TO JOINDER AND AMENDMENT TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Joinder and Amendment to Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:	AIGH Investment Partners, L.P.

By: AIGH Capital Management, LLC Its: Advisor
Signature of Authorized Signatory of Purchaser:	/s/ Orin Hirschman

Name of Authorized Signatory:	Orin Hirschman

Title of Authorized Signatory:	Managing Member

Email Address of Authorized Signatory:

Facsimile Number of Authorized Signatory:

Address for Notice to Purchaser:

With a copy to:

Tranche 2 Subscription Amount: $

Beneficial ownership limitation:

[PURCHASER SIGNATURE PAGE TO JOINDER AND AMENDMENT TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Joinder and Amendment to Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:	WVP Emerging Manager Onshore Fund, LLC – AIGH Series

By: AIGH Capital Management, LLC Its: Sub-Advisor
Signature of Authorized Signatory of Purchaser:	/s/ Orin Hirschman

Name of Authorized Signatory:	Orin Hirschman

Title of Authorized Signatory:	Managing Member

Email Address of Authorized Signatory:

Facsimile Number of Authorized Signatory:

Address for Notice to Purchaser:

With a copy to:

Tranche 2 Subscription Amount: $

Beneficial ownership limitation:

[PURCHASER SIGNATURE PAGE TO JOINDER AND AMENDMENT TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Joinder and Amendment to Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:	WVP Emerging Manager Onshore Fund, LLC – Optimized Equity Series

By: AIGH Capital Management, LLC Its: Sub-Advisor
Signature of Authorized Signatory of Purchaser:	/s/ Orin Hirschman

Name of Authorized Signatory:	Orin Hirschman

Title of Authorized Signatory:	Managing Member

Email Address of Authorized Signatory:

Facsimile Number of Authorized Signatory:

Address for Notice to Purchaser:

With a copy to:

Tranche 2 Subscription Amount: $

Beneficial ownership limitation:

[PURCHASER SIGNATURE PAGE TO JOINDER AND AMENDMENT TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Joinder and Amendment to Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:	Altium Growth Fund, LP

By: Altium Capital Management, LLC Its: Investment Manager
Signature of Authorized Signatory of Purchaser:	/s/ Mark Gottlieb

Name of Authorized Signatory:	Mark Gottlieb

Title of Authorized Signatory:	COO

Email Address of Authorized Signatory:

Facsimile Number of Authorized Signatory:

Address for Notice to Purchaser:

With a copy to:

Tranche 2 Subscription Amount: $

Beneficial ownership limitation:

[PURCHASER SIGNATURE PAGE TO JOINDER AND AMENDMENT TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Joinder and Amendment to Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:	Clearline Capital Partners LP

By: Marc Majzner Its: Managing Member
Signature of Authorized Signatory of Purchaser:	/s/ Marc Majzner

Name of Authorized Signatory:	Marc Majzner

Title of Authorized Signatory:	Managing Member

Email Address of Authorized Signatory:

Facsimile Number of Authorized Signatory:

Address for Notice to Purchaser:

With a copy to:

Tranche 2 Subscription Amount: $

Beneficial ownership limitation:

[PURCHASER SIGNATURE PAGE TO JOINDER AND AMENDMENT TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Joinder and Amendment to Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:	Clearline Capital Partners Master Fund LP

By: Marc Majzner Its: Managing Member
Signature of Authorized Signatory of Purchaser:	/s/ Marc Majzner

Name of Authorized Signatory:	Marc Majzner

Title of Authorized Signatory:	Managing Member

Email Address of Authorized Signatory:

Facsimile Number of Authorized Signatory:

Address for Notice to Purchaser:

With a copy to:

Tranche 2 Subscription Amount: $

Beneficial ownership limitation:

[PURCHASER SIGNATURE PAGE TO JOINDER AND AMENDMENT TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Joinder and Amendment to Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:	Stonepine Capital LP

By: Stonepine Capital Management, LLC Its: General Partner
Signature of Authorized Signatory of Purchaser:	/s/ Timothy P. Lynch

Name of Authorized Signatory:	Timothy P. Lynch

Title of Authorized Signatory:	Managing Member

Email Address of Authorized Signatory:

Facsimile Number of Authorized Signatory:

Address for Notice to Purchaser:

With a copy to:

Tranche 2 Subscription Amount: $

Beneficial ownership limitation:

[PURCHASER SIGNATURE PAGE TO JOINDER AND AMENDMENT TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Joinder and Amendment to Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:	Alice Winzer Lytton Family LLC

By: Laurence Lytton Its: Managing Partner
Signature of Authorized Signatory of Purchaser:	/s/ Laurence Lytton

Name of Authorized Signatory:	Laurence Lytton

Title of Authorized Signatory:	Managing Partner

Email Address of Authorized Signatory:

Facsimile Number of Authorized Signatory:

Address for Notice to Purchaser:

With a copy to:

Tranche 2 Subscription Amount: $

Beneficial ownership limitation:

[PURCHASER SIGNATURE PAGE TO JOINDER AND AMENDMENT TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Joinder and Amendment to Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:	Lytton-Kambara Foundation

By: Laurence Lytton Its: President
Signature of Authorized Signatory of Purchaser:	/s/ Laurence Lytton

Name of Authorized Signatory:	Laurence Lytton

Title of Authorized Signatory:	President

Email Address of Authorized Signatory:

Facsimile Number of Authorized Signatory:

Address for Notice to Purchaser:

With a copy to:

Tranche 2 Subscription Amount: $

Beneficial ownership limitation:

[PURCHASER SIGNATURE PAGE TO JOINDER AND AMENDMENT TO SECURITIES PURCHASE AGREEMENT]

Exhibit A

New Purchasers (Tranche 2)

Velan Capital SPV I LLC
Caligan Partners CV VI LP
Account managed by Caligan Partners LP
AIGH Investment Partners, LP
WVP Emerging Manager Onshore Fund, LLC – AIGH Series
WVP Emerging Manager Onshore Fund, LLC – Optimized Equity Series
Altium Growth Fund, LP
Clearline Capital Partners LP
Clearline Capital Partners Master Fund LP
Stonepine Capital, LP
Alice Winzer Lytton Family LLC
Lytton-Kambara Foundation

Exhibit B

Certificate of Amendment to Certificate of Designation of Series B Convertible Preferred Stock

SCHEDULE B

Tranche 2 Closing

Purchaser Entities	Shares of Series B Convertible Preferred Stock	Shares of Common Stock	Warrants	Aggregate Purchase Price
Velan Capital Master Fund LP	8,117	1,401,901	800,000	$10,500,000
Velan Capital SPV I LLC	7,000	-	-	$7,000,000
Account managed by Caligan Partners LP	2,625	-	280,000	$2,625,000
Account managed by Caligan Partners LP	1,750	-	186,667	$1,750,000
Caligan Partners Master Fund LP	1,550	-	333,333	$1,550,000
Caligan Partners CV VI LP	13,575	-	-	$13,575,000
Account managed by Caligan Partners LP	3,000	-	-	$3,000,000
AIGH Investment Partners, LP	3,000	-	-	$3,000,000
WVP Emerging Manager Onshore Fund, LLC – AIGH Series	786	-	-	$786,000
WVP Emerging Manager Onshore Fund, LLC – Optimized Equity Series	214	-	-	$214,000
Altium Growth Fund, LP	5,000	-	-	$5,000,000
Clearline Capital Partners LP	3,922	-	-	$3,922,130
Clearline Capital Partners Master Fund LP	1,078	-	-	$1,077,870
Stonepine Capital, LP	10,000	-	-	$10,000,000
Alice Winzer Lytton Family LLC	1,400	-	-	$1,400,000
Lytton-Kambara Foundation	3,600	-	-	$3,600,000
Total	66,617	1,401,901	1,600,000	$69,000,000